Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.23AT

FIFTY-FOURTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

THIS FIFTY-FOURTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System (Document #2301656) effective as of January 1, 2010 (together with all previous amendments thereto, the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.  The terms and conditions provided in Attachment A and Attachment B to this Amendment, including, but not limited to, any Appendices attached thereto, are hereby incorporated herein by this reference as part of this Amendment.

WHEREAS, CSG makes available a proprietary digital services platform known as the Ascendon System (as defined below), which Ascendon System is made available as software as a service;

WHEREAS, Customer has requested that CSG make available to Customer under the Agreement the Ascendon System and certain services related to the Ascendon System (the “Ascendon SaaS Services” as more specifically defined below); and

WHEREAS, the parties are entering into this Amendment to prescribe the terms and conditions by which CSG shall make available to Customer the Ascendon System and the Ascendon SaaS Services pursuant to one or more statements of work (each, an “Ascendon SOW”).

THEREFORE, CSG and Customer agree as follows as of the Effective Date:

Ascendon System and Ascendon SaaS Services specific terms:

1.       SCHEDULE A, “SERVICES”, of the Agreement is hereby amended to add (a) a reference to “Ascendon System and Ascendon SaaS Services (EXHIBIT A-6)” under “Additional Services”, and (b) EXHIBIT A-6, entitled “Ascendon System and Ascendon SaaS Services”, in the form attached as Attachment A hereto.

2.       SCHEDULE F, “FEES”, of the Agreement is hereby amended to add a new Section XV. under CSG SERVICES entitled “Ascendon System and Ascendon SaaS Services”, in the form attached as Attachment B hereto.

3.       SCHEDULE B, “CSG PRODUCTS” and EXHIBIT B-1, “CSG Products and User I.D., CSG Products” of the Agreement is hereby amended to add the product “Ascendon System”.

4.       This Amendment, including, but not limited to, Attachment A specifically applies to CSG’s provision of access to the Ascendon System and the performance and/or provision of Ascendon SaaS Services to Customer and/or its Affiliates.  Unless otherwise expressly provided in this Amendment, in no event will any terms, conditions or fees set forth in this Amendment apply to Customer’s performance of the Agreement other than with respect to the Ascendon System and the Ascendon SaaS Services or to CSG’s provision and/or performance of Products and/or Services under the Agreement that are not the

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Ascendon System or Ascendon SaaS Services.  Except as expressly provided in this Amendment, all other terms of the Agreement which are not in conflict with this Amendment shall be given full force and effect.  In the event of a conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall control and take precedence with respect to CSG’s provision of access to the Ascendon System and the performance and/or provision of Ascendon SaaS Services.  In the event of conflict between the terms of an Ascendon SOW and the terms of the Agreement and/or this Amendment, the terms of the Ascendon SOW shall control and take precedence with respect to CSG’s provision of access to the Ascendon System and performance and/or provision of Ascendon SaaS Services under such Ascendon SOW.  Customer’s access to the Ascendon System and CSG’s performance and provision of the Ascendon SaaS Services to Customer are subject to the parties’ execution of an Ascendon SOW with respect thereto.

5.       Each of CSG and Customer may subcontract its obligations under this Amendment to a third-party contractor with whom such party to the Agreement has entered into an agreement that (a) contains obligations of confidentiality no less restrictive than the terms provided in the Agreement, and (b) contains such third-party contractor’s express agreement to comply with all applicable restrictions set forth in the Agreement (a “Qualified Third Party Contractor”).  Each party shall be liable to the other party for the acts or omissions of its third-party contractors (including, but not limited to, Qualified Third Party Contractors) to the same extent that liability to the other party would accrue under the Agreement if such acts or omissions had been performed or made by such party.  Each party acknowledges and agrees that it is responsible for its Affiliates’ and agents’ (including, but not limited to, it’s Qualified Third-Party Contractors’) compliance with the terms and conditions of the Agreement (including, but not limited to, this Amendment), including, but not limited to, such Affiliates’ compliance with the terms of use of the Products and Services.  Accordingly, Customer shall be liable to CSG for the acts and omissions of its Affiliates and agents to the same extent that liability to CSG would accrue under the Agreement if such acts or omissions had been performed or made by Customer.

6.       CSG represents and warrants to Customer that CSG Media, LLC (“Media”) is a Qualified Third Party Contractor of CSG.  Customer acknowledges that, provided that Media remains a Qualified Third Party Contractor of CSG, that CSG’s performance and provision of the Ascendon SaaS Services and provision of access to the Ascendon System may be provided by Media.  CSG acknowledges and agrees that it is responsible for its Affiliates’ and agents’ (including, but not limited to, Media’s and any other Qualified Third Party Contractors’) compliance with the terms and conditions of the Agreement (including, but not limited to, this Amendment).  Accordingly, CSG shall be liable to Customer for the acts and omissions of its Affiliates and agents, including, but not limited to, Media and any other Qualified Third Party Contractors, to the same extent that liability to Customer would accrue under the Agreement if such acts or omissions had been performed or made by CSG.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH Network l.l.c.	CSG SYSTEMS, INC.
By: /s/ Rob Dravenstott	By: /s/ Gregory L. Cannon
Name: Rob Dravenstott	Name: Gregory L. Cannon
Title: SVP, Chief Information Officer	Title: SVP, Secretary & General Counsel
Date: 8/29/16	Date: 8/30/16

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT A

EXHIBIT A-6

Ascendon System and Ascendon SaaS Services

1.   Definitions

(a) Capitalized terms used but not defined in this EXHIBIT A-6 shall have the definitions set forth in the Agreement. The parties acknowledge that the capitalized terms defined in this EXHIBIT A-6 but not defined in the Agreement shall apply solely to the Ascendon System and Ascendon SaaS Services.

(b) For purposes of applying the general terms and conditions of the Agreement to the Ascendon System and Ascendon SaaS Services prescribed in this EXHIBIT A-6, and any Ascendon SOW executed hereunder, and after giving effect to the amendments and clarification of terms of the Agreement that apply to the Ascendon System and Ascendon SaaS Services as set forth in this EXHIBIT A-6, the following definitional principles shall apply solely with respect to the Ascendon System and Ascendon SaaS Services:

(i) each reference in the Agreement to a Deliverable shall be deemed to include a reference to an identifiable work product related to the Ascendon System and/or Ascendon SaaS Services to be delivered by CSG to Customer as specified in an Ascendon SOW executed pursuant to this EXHIBIT A-6 and the Agreement;

(ii) the Ascendon System shall be deemed a Product under the Agreement and the Ascendon SaaS Services shall be deemed a Service under the Agreement;

(iii) each reference in the Agreement to a “subscriber” shall be deemed to include a reference to a Consumer (as defined in Section 1(c), below); provided that, notwithstanding the foregoing, except as specifically provided in an Ascendon SOW, a Consumer accessing the Ascendon System or using or receiving Ascendon Services shall not be deemed a subscriber, Subscriber, Active Subscriber or similar term for purposes of determining under the Agreement or any SOW executed under the Agreement (x) applicable fees for any Products or Services other than the Ascendon System and Ascendon SaaS Services and/or (y) Customer’s compliance with any minimum fee purchases or subscriber commitments (e.g., Guaranteed Fees, Monthly Processing Fee, etc.) with respect to any Products or Services;

(iv) each reference to Support Services shall be deemed a reference to Ascendon Support Services (as defined in Section 5 below);

(vi) each reference to Updates shall be deemed a reference to Ascendon Updates (as defined in Section 5 below); and

(vii) “Customer’s Intellectual Property” has the same meaning that it has in the Agreement, and includes, but is not limited to, Customer Site(s) and Customer Content.

(c) The following capitalized terms used in this EXHIBIT A-6 shall have the meaning prescribed below:

“Ascendon Professional Services” means any consulting, conversion, implementation, encoding, encryption, training, or other similar professional services performed by CSG related to the Ascendon System, but does not include the Ascendon Services or Ascendon Support Services.

“Ascendon SaaS Services” means the Ascendon Services, Ascendon Professional Services, Ascendon Support Services and SaaS Operations Services.

“Ascendon Services” means those services performed by CSG or its Qualified Third Party Contractor to provide access to the Ascendon System as described in an executed Ascendon SOW, but does not include the Ascendon Professional Services.

“Ascendon Software” means the software code and computer programs underlying the Ascendon System and Ascendon Services provided by CSG to Customer pursuant to an executed Ascendon SOW.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“Ascendon System” means the Ascendon ****** *******, Ascendon *** ******** and Ascendon **** ************ (including any ******** *********** and ******** ****** ****) provided to Customer under an Ascendon SOW, and the Ascendon Software, servers, hardware and technologies used by CSG to make the foregoing available via the Internet, as further specified in the Documentation. The Ascendon System includes *** ************: (i) the ********** ***********, and (ii) the *** ***********. The Ascendon System excludes the telecommunications connections to and from the Internet, the Compatible Interfaces, Customer Equipment, Customer Site(s), Performance Testing Environment(s), Customer Integrations, Customer Systems, Third Party Systems, any other computer hardware, software or communications equipment at or to Customer’s place of business used by Customer to access and utilize the Ascendon Services, or any computer hardware, software or communications equipment used by a Consumer to access and utilize the Ascendon System or Ascendon Services. Appendix A attached hereto includes a general description of the various Ascendon ****** *******, Ascendon *** ******** and Ascendon **** ************ that CSG shall make available to Customer.

“Ascendon System Usage Data” means non-personally identifiable performance data and usage statistics concerning the Ascendon System collected or compiled by CSG in connection with system-wide, aggregated use of the Ascendon System. Ascendon System Usage Data shall exclude information that constitutes Consumer Information, Consumer Usage Data, any personally identifiable information about Customer or a Consumer and any data from which identifying information about Customer or any Consumer can be discerned.

“Ascendon **** ***********” means a ******** ********** and/or **** ****** *********** of the Ascendon System. The Ascendon **** ************ are generally described in Appendix A.

“Ascendon *** ********” has the meaning set forth in Section XV. CSG Services of Schedule F, entitled Ascendon System and Ascendon SaaS Services.

“**** ****** Application” means the ********* ************ that provide authorized users of Customer access to the ************** ********* of the Ascendon System. The **** ****** Applications are generally described in Appendix A.

“Billing Period” means the approximately ****** (**) *** period for which CSG bills Customer for certain Ascendon SaaS Services provided under an Ascendon SOW.  As of the Effective Date, the Billing Period is measured from ******** ******* **** on the **** of a given calendar month to ******** pm ******* **** on the **** of the following calendar month.  CSG and Customer may alter the specific days and duration of the Billing Period by mutual agreement of both parties.  ** *** ******* **** ***** * ***** ******** *** ****** ** * **** ***** **** *** ***** *** ** * ******* ****** ****** ** ******** *** ******* ** ********** ** * **** ***** *** **** *** ** *** ************ ******* ******* *** ******* ** ***** ******* *** ********** ** **** ******* ******(*) ***** ** ******** **** *** ******* **** ** *** *** ** *** ********** ******* ******.

“Compatible Interface” means the industry-standard browsers and protocols (as applicable) by which (i) a Customer administrative user can access the **** ****** Applications (as described in an Ascendon SOW) of the Ascendon System, (ii) a Consumer can access a ******** ********** and (iii) the Ascendon *** ******** may be accessed.

“Consumer” means an end user client of Customer, its Affiliates, or any other individual, officer, employee or contractor (acting in such capacity, and not as a client or customer), who accesses and/or uses the Ascendon System displayed by Customer or its Affiliates.

“Consumer Experience” means a Consumer-facing implementation of the Ascendon System, such as a ******, ********** (including **** ********** “*******”), ********** site, ***** ***** **************** *******, and ********* application.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“Consumer Information” means (i) any personally identifiable information regarding a Consumer, or (ii) personal data that is (x) provided to or collected by CSG in connection with a Consumer’s use of the Ascendon System (including, but not limited to, a Consumer Experience), and (y) sufficient to personally identify a Consumer, directly or indirectly, including, but not limited to, by reference to an identification number or to one or more factors specific to such Consumer’s physical, physiological, mental, economic, cultural or social identity, including, by way of example and without limitation, financial account numbers, credit or debit card numbers (with or without access or pin numbers, if collected), personal addresses, social security numbers, passport numbers, IP addresses and/or driver’s license numbers.   Notwithstanding the foregoing, “Consumer Information” shall not include any information that is lawfully obtained from public sources, including from federal, state or local government records lawfully made available to the general public.

“Consumer Usage Data” means statistics and data (i) provided to or collected by CSG in connection with a Consumer’s use of the Ascendon System, and (ii) relating to a Consumer’s account activity, including the browsing, accessing and/or purchasing of Customer Services or other information collected from or about or otherwise regarding Consumers, whether in individual or aggregate form, that is sufficient to personally identify a Consumer or to identify such Consumer as an end user client of Customer and/or its Affiliates.  For clarity, Consumer Usage Data may include Consumer Information.

“CSG Integration” means any integration between the Ascendon System and a Third Party Product, Customer System, Third Party System or other CSG Product or Service that is identified in an Ascendon SOW as being developed, owned and supported by CSG.

“Customer Application” means a Customer-owned or licensed application developed by Customer or a Customer Vendor (i.e., not a Consumer Experience) that either accesses the features and functions of the Ascendon System through the Ascendon *** ******** or otherwise integrates with the Ascendon System, including through use of a ******** ****** *** (as identified in an Ascendon SOW).

“Customer Ascendon Solution” means a specific configuration and deployment by CSG of the Ascendon System for Customer as prescribed in an Ascendon SOW.

“Customer Content” means data, Customer proprietary content, including, but not limited to, Customer’s Intellectual Property, that is published on or displayed through the Ascendon System and/or Ascendon Services or is provided by Customer or on Customer’s behalf to CSG so that CSG may configure the Ascendon System pursuant to an Ascendon SOW.  For the avoidance of doubt, Customer Content does not include any Consumer Information or Consumer Usage Data.

“Customer Integration” means an interface or integration between the Ascendon System and a Customer System or Third Party System that is created and/or developed by Customer or a Customer Vendor. A Customer Integration may include an integration developed and implemented by CSG at the request of Customer hereunder, subject to such integration’s identification as a “Customer Integration” in an Ascendon SOW.

“Customer Services” means any Customer Content, Merchandise or other goods, products or services promoted or made available for trial, rental, sale or license by or through Customer or its Affiliates that access or use any feature or function on or through the Ascendon System or related Ascendon Services.  Customer Services may be sold, rented or licensed in a variety of forms and models, including by way of example only, subscriptions (e.g., daily, weekly, monthly, quarterly, etc.), on demand, electronic sell-through and/or digital download.

“Customer Site” means any Customer website, application, software, product or service on which the Ascendon System or a Customer Application is embedded and provided to Consumers, but specifically excludes all elements of the Ascendon System, including but not limited to, all ******** **** Applications (including, but not limited to, ******** ***********).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“Customer System” means any computers, communications systems, networks, solutions, applications (including Customer Applications and Customer Integrations) and other products (including hardware or software components of each of the foregoing) owned and/or operated by Customer and its Affiliates, but excludes all elements of the Ascendon System, including but not limited to, all ******** **** Applications (including, but not limited to, ******** ***********).

“Customer Vendor” means any vendor, other than CSG, its Affiliates, CSG´s Qualified Third Party Contractor or a vendor contracted by CSG, that has supplied, is supplying, or is contractually obligated to supply products (including hardware, software, equipment, systems and solutions) or services to Customer or its Affiliate.

“Downloading” means the digital transmission of audio-visual content in a format that allows for ongoing viewing of the applicable audio-visual content and the storage of the applicable audio-video content on a receiving device or such other storage medium accessed by such device. “Download” has a correlative meaning.

“Exception” means any problem, defect, or failure of a Deliverable to conform to any applicable acceptance criteria defined in an Ascendon SOW or the Documentation.  For purposes of clarification, a problem, defect or failure of a Deliverable shall not be deemed an Exception to the extent that such problem, defect or failure of such Deliverable to conform to the acceptance criteria or the Documentation is caused by Customer’s failure to comply with its obligations or responsibilities that are expressly set forth in an Ascendon SOW or the Agreement.

“Go-Live Date” means, with respect to each deployment of the Ascendon System, the date defined in an applicable Ascendon SOW.

“*** **” means a secured and partitioned instance (also referred to as a ******** **** or “**”) of the *** *********** of the Ascendon System.

“*** Environment” means, with respect to the Ascendon System, a ****** ************** environment made available by CSG to allow Customer to ******* and/or **** ************** deployments of the Ascendon System, including any Ascendon Updates thereto, or for such other required **************, ************ or ******* to be determined between the parties. The *** Environment, at *** ********** ** CSG, may maintain a ******* ******** **********, or ** *********** within a *** **********, but will provide an ************* of the ********** Environment adequate for Customer’s ******* ********, including, but not limited to, by making available the ************ ******* of the Ascendon System (including the underlying Ascendon Software) available on the ********** Environment.

“******** ****** ***” means any ******** *********** *** made available by CSG to Customer that provides ******* ****** *******, ************ *******, ******** ******* ********* and ******** management, local media management, an ********** *** client and local license storage integration, and video playback.

“Merchandise” means any content, merchandise, products or services (in digital, physical, subscription or other medium), including Customer Content, offered by Customer or its Affiliates that is processed, sold, rented, licensed, redeemed, provisioned, fulfilled or managed through the Ascendon System and/or Ascendon Services.

“Performance Testing Environment” means an optional, dedicated and secured environment of the Ascendon System separate and distinct from the *** *********** and ********** *********** whereby Customer can execute Performance Testing (as defined in Section 5 of this EXHIBIT A-6) against the Ascendon *** ********.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“Player” means (i) if applicable, one or more of the CSG Media Playback Applications (as such term is used in an Ascendon SOW) provided by CSG to Customer under an applicable Ascendon SOW as an element of or in combination with a Consumer Experience, and (ii) if applicable, a player (video and/or audio) provided by Customer or a Customer Vendor that utilizes the Ascendon *** ******** to integrate with an Ascendon ****** ****** (as referenced in Appendix A).

“Production Environment” means the shared, live production environment provided by CSG on which Customer may display and utilize the Ascendon System with Consumers.

“Streaming” means the digital transmission of Customer Content in a so-called “streaming” format for contemporaneous or near contemporaneous viewing so that the applicable audio-visual content is not intended to be permanently stored on the receiving device. “Stream” has a correlative meaning.

“Storefront” means a type of ******** ********** identified in an Ascendon SOW, which indicates the storefront solution(s) included in the configuration of the Ascendon System and made available under such Ascendon SOW.

“Third Party System” means (i) computers, communications systems, solutions, applications and products (including hardware or software components of each of the foregoing) of a Customer Vendor or other third party service provider through or over which CSG does not have contractual or operational control and (ii) any Third Party Product that interoperates with but is not embedded within the Ascendon System and is specifically identified in an Ascendon SOW as a “Third Party System”.

2.     Ascendon SOWs

This EXHIBIT A-6 and the applicable terms of the Agreement prescribe the general terms and conditions of CSG’s provision of access to the Ascendon System and performance and provision of the Ascendon SaaS Services to Customer.  Customer’s right to access and utilize the Ascendon System and Ascendon Services requires Customer to execute with CSG an Ascendon SOW pursuant to this EXHIBIT A-6.   Each Ascendon SOW shall be in the form mutually agreed by the parties, and may include the following provisions:  (a) any additional or specific terms and conditions of Customer’s rights to use, and CSG’s obligation to provide, the Ascendon System and/or Ascendon SaaS Services under such Ascendon SOW, (b) the Customer Ascendon Solution covered by such Ascendon SOW, Third Party Products and/or “service” that may be utilized by Customer for a given deployment, (c) the fees applicable to the Ascendon SaaS Services and the Ascendon System, and (d) the applicable Ascendon Order Term. Section 4 of the Agreement shall not apply to the Ascendon SaaS Services or the Ascendon System, provided, however, that the fees applicable to ASH or Professional Services hours for the provision of the Ascendon SaaS Services and Ascendon System may be increased during an Ascendon Order Term pursuant to Section 4 of the Agreement.

3.     Access; Compatible Interfaces

Access and use of the Ascendon System is provided through a web-enabled user interface, the Ascendon *** ******** and/or ******** *********** (the latter two if and as identified in an Ascendon SOW), and nothing in the Agreement, this EXHIBIT A-6 or an Ascendon SOW shall entitle Customer or any Consumer to delivery of the object or source code relating to the Ascendon System. The Documentation identifies the Compatible Interfaces as of the Effective Date. CSG may update the Compatible Interfaces from time to time in its reasonable discretion, consistent with good industry practices, by providing Customer advance written notice specifically identifying the applicable update; provided, however, notwithstanding anything to the contrary, CSG shall not cease supporting any Compatible Interface then in use by Customer without providing at least ********** (**) ***** prior written notice to Customer.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

4.     Ascendon Third-Party Software/Products

Customer acknowledges that the Ascendon System and Ascendon Services may incorporate or integrate with certain third-party software or services (“Third Party Products”) and that such Third Party Products shall be identified in Appendix A or an Ascendon SOW.  The fees and any additional terms, conditions and restrictions for such Third Party Products, if any, shall be set forth in the applicable Ascendon SOW or a Schedule/Exhibit to the Agreement, as applicable.  For clarity, Third Party Products are also Third-Party Software as defined in the Agreement.

5.    Ascendon Maintenance and Support Services

For the applicable fees described herein (as defined in Section 12 of this EXHIBIT A-6), CSG agrees to provide to Customer maintenance and support for the Ascendon System and Ascendon Services in accordance with the terms set forth in SCHEDULE I “Support Services”, as amended, of the Agreement and this Section 5 (collectively, “Ascendon Support Services”).  Ascendon Support Services includes any and all fixes, updates, upgrades or modifications to the Ascendon System as such Ascendon System is deployed by Customer pursuant to an Ascendon SOW during the Ascendon Order Term of such Ascendon SOW (“Ascendon Updates“).  The term “Ascendon Support Services” does not include: (a) custom modifications to the Ascendon System requested by Customer, (b) maintenance and support of, or the required implementation of updates to, any customization to the Ascendon System deployed by Customer, where such customizations are not specifically identified in an Ascendon SOW as being “supported” by CSG, (c) maintenance and support of any Third Party Product not supplied by CSG that are utilized by Customer in connection with its use of the Ascendon System, (d) modifications to the Ascendon System required to enable it to function properly with updates, upgrades or modifications to Customer Systems (unless otherwise provided in an Ascendon SOW), or (e) maintenance and support (including configuration, monitoring, or backup) of any Customer Systems, regardless of whether each of the foregoing are owned and operated by such party or owned and operated by a third party on such party’s behalf. In addition, CSG shall not be obligated to fix any problem with the Ascendon Service or be responsible for a Service Interruption (as defined in Section 13 of this EXHIBIT A-6) to the extent, but only to the extent, that such Service Interruption is caused by the following circumstances:

i.     Customer has used the Ascendon Service in violation of the Agreement, this EXHIBIT A-6, or the applicable Ascendon SOW;

ii.    Customer has altered, damaged, modified or incorporated the Ascendon Service or any element of the Ascendon System into other software in a manner not approved in writing (email acceptable) by CSG or otherwise provided or permitted by the Documentation;

iii.   The problem was caused by a Customer System, or Third Party System (including, if applicable, Customer’s Media Playback Application), not provided or approved by CSG ;

iv.   The problem was caused by Customer’s accessing of the Ascendon System or Ascendon Services on any hardware, operating system or network environment not supported by CSG in accordance with this EXHIBIT A-6, an Ascendon SOW or otherwise provided or permitted by the Documentation; and/or

v.    The problem is attributable to Customer’s failure to use Compatible Interfaces.

If Customer requests that CSG provide maintenance and support or similar services that are excluded from the above definition of Ascendon Support Services, the parties may enter into an Ascendon SOW authorizing CSG to provide the additional maintenance and support and similar services.

Customer acknowledges that neither the ********** *********** nor the *** *********** are intended ** ********** ** perform high volume “stress” or performance testing against the Ascendon System and absent CSG’s prior written approval Customer shall not, nor authorize or permit any third party to perform Performance Testing.  “Performance Testing” in the *** ************ or the ********** *********** shall mean greater than *** ******* *********** (***) **********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

************ per ******** ****.  In the event of a breach of the restrictions on Performance Testing, CSG may, without notice, temporarily suspend Customer’s access to the ********** *********** or *** ***********. If CSG discovers unauthorized Performance Testing conducted by Customer or any third party using Customer’s business unit(s), CSG agrees to (A) use its commercially reasonable best efforts to promptly mitigate any adverse consequences on the Ascendon System and any damages (to CSG, Media or any third party using the Ascendon System) as a result of such Performance Testing, and (B) promptly notify Customer of such Performance Testing and explain CSG’s efforts to mitigate the consequences and damages resulting therefrom.

Customer Responsibility Post Go-Live

After a given Ascendon System deployment has been deployed into the Production Environment, Customer is principally responsible for managing the day-to-day operations of such deployment, including, by way of example only, Storefront changes, refreshing or adding new Customer Content and Merchandise, encoding or transcoding Customer Content, continued product and pricing configuration, syndication and marketing services.  In Customer’s sole and absolute discretion, Customer may discharge such responsibility itself, through a Customer Vendor (subject to the applicable limitations set forth in this EXHIBIT A-6) or by requesting CSG to provide such support.  CSG shall provide support, including, without limitation, the Ascendon Professional Services or ***, to Customer: (i) pursuant to an Ascendon SOW entered into by the parties; and/or (ii) following a request made by Customer in writing.

Customer Integrations and Third Party Modifications

If any of (a) Customer’s Integrations, or (b) CSG Integrations made by CSG under a mutually agreed Ascendon SOW to a Customer System or Third Party System (collectively, a “Third Party Integration”) requires modification due to a change in the Customer Integration, Customer System or Third Party System as a result of one of Customer, its Affiliates, Customer Vendor or other agent of Customer (a “Third Party Modification”), then CSG shall have no obligation to maintain or support the affected Third Party Integration  as a result of such Third Party Modification. Under such circumstances, Customer may request, and CSG shall perform, Ascendon Professional Services to remedy such Third Party Modification pursuant to an Ascendon SOW executed by the parties setting forth the scope of such Ascendon Professional Services and related fees payable to CSG. In addition, if a Third Party Modification causes a Service Interruption or otherwise causes an Ascendon Service to no longer operate in compliance with an Ascendon SOW or the Documentation, Customer acknowledges that CSG shall have no liability to Customer under the terms of the Agreement, this EXHIBIT A-6 or an Ascendon SOW with respect to any breach or non-compliance caused by such Third Party Modification. CSG acknowledges however that once a Third Party Integration is restored after a Third Party Modification, CSG’s obligations under the Agreement, this EXHIBIT A-6 and any affected Ascendon SOW shall recommence. CSG further acknowledges that a Third Party Modification shall not be deemed a breach of Customer’s obligations under the Agreement, this EXHIBIT A-6 or an Ascendon SOW; such Third Party Modification will only relieve and limit CSG’s responsibilities and liability as provided in the Agreement, this EXHIBIT A-6 and an affected Ascendon SOW. The parties acknowledge that if a Third Party Integration requires modification due to an Ascendon Update of the Ascendon System, such modification shall not be deemed a Third Party Modification, and CSG shall promptly make such modification and restore the Third Party Integration at no additional charge to Customer.

6.   Grants

The rights, obligations and restrictions in this Section 6 are exclusive to the provision of Services under this EXHIBIT A-6 and the terms of Section 12 - License Grant of the Agreement are not applicable to the provision of Services under this EXHIBIT A-6 (provided that the definition of the term “Affiliate” shall nevertheless continue to have the definition set forth in such Section 12).

a.    CSG to Customer.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(i)   CSG hereby grants Customer and its Affiliates a non-exclusive and non-transferable (except as set forth in Section 29 of the Agreement), non-sublicensable, perpetual (but only during the Ascendon Order Term of a given Ascendon SOW and any applicable Termination Assistance Period), limited, worldwide right and license for it and its Affiliates and its and their respective employees and Qualified Third Party Contractors to access and use the Ascendon System, Documentation and (upon making such available to Customer) the Deliverables in the *** ************ and the ********** *********** for the sole purposes of receiving and using the Ascendon SaaS Services for Customer’s and its Affiliates’ own business purposes and operations.

(ii)   CSG shall provide Customer with unique and confidential access codes, and access and use of the Ascendon System shall be by Ascendon *** ******** (as prescribed in an Ascendon SOW) or web-enabled user interface access only, and nothing in the Agreement as amended (including this EXHIBIT A-6) shall entitle Customer or any Consumer to delivery of the object or source code relating to the Ascendon System.  Customer shall have the right to copy and distribute internally the Documentation as reasonably required to support its use of the Ascendon System. Unless otherwise ordered by Customer in a different language, the Ascendon Services are provided in the English (US) language.  Additional languages for Consumer Experiences are available subject to an additional ****** ****** fee *** ******** ********** *** ********.  Each Storefront made available under an Ascendon SOW, shall include the “Powered by Ascendon” logo in such form and placement as the parties agree for each Storefront (*** ******** **** **** **** *** ** ******** ** * ******** ************ ******** *********** ** *** *********** ****** ********* ***** ** ** ******** ***).  Customer acknowledges that except as specifically requested by Customer and provided in an Ascendon SOW executed by the parties, the Ascendon SaaS Services do not include any digital rights management content protection or license delivery and management services (“DRM”), content delivery network (“CDN”) services, signal capture or encoding/transcoding of Customer Content, and that, as between CSG and Customer, Customer is responsible (directly or through a third-party designee) to provide DRM, CDN services, and encoding/transcoding for its Customer Content.

b.   Restrictions.  Customer shall not, nor authorize or permit any third party to (i) disclose Customer’s unique access codes to any entity other than Customer’s and/or its Affiliates’ authorized employees and Qualified Third Party Contractors, (ii) reproduce, allow use of or access to the Ascendon System or sell, rent, lease, use in a service bureau, sublicense or otherwise transfer or assign its rights to access and use the Ascendon System, in whole or in part, to a third party, unless explicitly provided herein, (iii) alter, enhance or otherwise modify or create derivative works of or from the Ascendon System; (iv) disassemble, decompile, reverse engineer or otherwise attempt to derive the source code of the Ascendon System; or (v) remove or destroy any proprietary markings, confidential legends or any trademarks or trade names of Media or its licensors placed upon or contained within the Ascendon System, Ascendon Software, Documentation or Deliverables.  Customer will use its commercially reasonable efforts to avoid posting or transmitting into the Ascendon System any software or Customer Content that contains a virus.  Customer shall be responsible for the improper use or disclosure of any of Customer’s unique access codes by Customer’s employees, Qualified Third Party Contractors or any third party that accesses the Ascendon System through the Customer’s unique access codes. Customer will not be responsible for any third party access resulting from the acts or omissions of CSG, Media, CSG’s other agents or another CSG client.

c.   Web Services Validation.  Customer will comply with the Ascendon Web Services Standards.  As used herein, “Ascendon Web Services Standards” mean those rules, specifications and standards that relate to Customer’s use of the Ascendon Web Services to integrate with the Ascendon System, as referenced in the Documentation.

7.     Intentionally Deleted.

8.    Ascendon Order Term

The terms and conditions provided in this Section 8 are exclusive to the provision of the Ascendon System and the Ascendon SaaS Services provided under this EXHIBIT A-6. Termination of an Ascendon SOW executed under this EXHIBIT A-6 is subject to Section 19 of the Agreement, as applied to the Ascendon System and Ascendon SaaS Services and modified or interpreted pursuant to this EXHIBIT A-6.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

a.     Each Ascendon SOW executed by the parties pursuant to this EXHIBIT A-6 shall specify an “Ascendon Order Term” (as defined in each such Ascendon SOW) and will continue in full force and effect, until such Ascendon SOW expires in accordance with its terms or is terminated earlier pursuant to the Agreement.

b.    The parties agree that upon expiration of the Agreement, CSG’s provision and performance, and Customers’ use and receipt, of the Ascendon System and Ascendon SaaS Services will terminate following any applicable Termination Assistance Period as provided in Section 9 below of this EXHIBIT A-6.

9.    Termination Assistance

Solely with respect to the Ascendon System and the Ascendon SaaS Services, in lieu of the provisions of Section 20 of the Agreement, the following provisions shall apply to Termination Assistance:

Upon expiration or termination of an Ascendon SOW for any reason, CSG shall, upon Customer’s reasonable written request, provide to Customer for up to *** ******* ****** (***) **** (the “Termination Assistance Period”), all reasonably requested assistance and cooperation to transfer and transition to Customer (or Customer’s designee if applicable) Customer Content, Consumer Information, Consumer Usage Data and Customer’s Intellectual Property in CSG’s possession or as compiled by the Ascendon System as of the date of expiration or termination.  If Customer requests that CSG provide the foregoing information in a form different than that held by CSG in the Ascendon System, or requests CSG to perform any other services to Customer to transition Customer’s Consumer offering beyond the return of the foregoing information (collectively, the “Ascendon Termination Assistance”), Customer acknowledges that such Ascendon Termination Assistance may be provided by CSG at its discretion, for the Professional Services fees provided in Section V. under CSG SERVICES of SCHEDULE F of the Agreement and the parties will enter into a separate Ascendon SOW or other agreement to document the specific Ascendon Termination Assistance to be provided, the specific Termination Assistance Period and the applicable fees.  Customer acknowledges that conditions precedent to CSG’s performance of Ascendon Termination Assistance are Customer’s obligations to pay CSG any Undisputed Fees related to the Ascendon SaaS Services or other amounts outstanding, due or payable to CSG with respect to the Ascendon SaaS Services as of the date (or as a result) of the expiration or termination of the relevant Ascendon SOW.

10.  Customer Additional Obligations

a.    Records to Support Third Party Product Fees

Customer acknowledges that certain Consumer Experiences utilized by Customer pursuant to an Ascendon SOW that incorporate certain Third Party Products (e.g., Mobile DRM Porting Kit and DRM server licenses) require the payment by CSG of a royalty and/or other fees to the licensor of such Third Party Product (“Third Party Licensor”).  Consumer Experiences that incorporate a Third Party Product for which CSG must pay a royalty or fee to a Third Party Licensor are referred to herein as “Royalty-Bearing Applications”, and any applicable royalties or fees payable on a Royalty-Bearing Application will be identified in Section XV. under CSG SERVICES of SCHEDULE F of the Agreement or an Ascendon SOW.  For the avoidance of doubt, a Royalty Bearing Application relates only to royalties or fees applicable to Consumer Experiences, and does not relate to the download of Customer Content.  If the information that substantiates the obligation to pay a fee or royalty in connection with a Royalty Bearing Application is held or accessible by Customer and not CSG (e.g., application store downloads), to evidence royalties and fees which must be paid in connection with such Royalty-Bearing Applications Customer shall provide CSG within ******* (**) **** of the end of each calendar ******* a report of the requisite activity that triggers such fees or royalty including, if applicable, any application stores, payable during such calendar ******* from and through Customer and its Affiliates.  ********* reports and all other records provided by Customer to CSG under this section shall be deemed Confidential Information and subject to Section 21 of the Agreement; provided nothing shall limit CSG’s right to provide such ********* reports and other applicable records to a Third Party Licensor or its administrative agent for the sole purpose of evidencing any applicable royalties or fees payable on a Royalty-Bearing Application.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

b.    App Store

If an Ascendon SOW includes Customer’s use of a Consumer Experience such as an iOS or Android native application or a Licensed Client SDK for iOS or Android on which Customer will develop a Customer Application, and Customer intends to distribute the application through an application store (an “App Store Application”), such as iTunes, the Android Marketplace, Google Play Store, or similar site at which the App Store Application may be downloaded by a Consumer (an “App Store”), then Customer, with the assistance of and in collaboration with CSG, is responsible (i) to submit to each App Store for approval the App Store Application that includes Customer Content and (ii) for any approval fees required by such App Stores (or their approvers) in connection with such approval. Customer further acknowledges that if Customer develops a Customer Application without use of a Licensed Client SDK, Customer shall be solely responsible to submit such Customer Application to the App Store for approval, and any assistance provided by CSG in such regard shall be subject to an Ascendon SOW.

11.  Ascendon System Ownership and Customer Content or Merchandise Rights

The Ascendon System, all Ascendon Services and, unless otherwise expressly provided otherwise in an Ascendon SOW, all Deliverables delivered by CSG under an Ascendon SOW, are “Software Products.”  In addition, the parties acknowledge that CSG shall own the Ascendon System Usage Data.  With respect to any Customer Content and Merchandise that Customer provides to CSG for use, scaling, publication, display, distribution and processing through the Ascendon System, including Customer Content and Merchandise owned by Customer or by a person other than Customer (the “Third Party Content Owner”), Customer warrants that it owns or has the necessary rights from third parties, including any Third Party Content Owner, to use, scale, publish, display, distribute and sell such Customer Content and Merchandise through the Ascendon System and for CSG to perform any of the foregoing acts (e.g., publication, display, distribution and/or processing) on behalf of Customer solely in the event and to the extent that Customer expressly directs CSG to perform any such acts or as provided in an Ascendon SOW.  CSG shall not obtain any ownership rights to the Customer Content or Merchandise provided by Customer pursuant to the Agreement. In no event shall CSG lease, sell or otherwise commercially exploit any Consumer Information or Consumer Usage Data.

CSG acknowledges and agrees that (a) CSG’s, Media’s and/or any of their Affiliates’ or agents’ use of the Customer Content and/or Merchandise shall at all times be subject to and solely pursuant to the express, written approval of Customer, which approval Customer may grant or withhold in its sole and absolute discretion for any reason or no reason, (b) Customer may at any time and from time to time and in Customer’s sole discretion, for any reason or no reason, upon notice to CSG, without the need for any consent, written or otherwise, from CSG, (i) change, alter, delete, add to or otherwise modify the Customer Content and/or Merchandise and (ii) stop CSG’s, Media’s or any of their Affiliates’ or agents’ use of any or all of the Customer Content and/or Merchandise, and (c) CSG shall, and shall cause Media and/or any of their Affiliates or agents to, comply with the terms of such notice as soon as reasonably possible.

The provisions of this EXHIBIT A-6 are not intended to create, nor shall they be construed as creating or otherwise providing any rights to CSG, Media or any of their Affiliates or agents to purchase or sell products or programming manufactured and/or distributed or otherwise made available by Customer and/or any of its Affiliates, including, but not limited to, Customer Content or Merchandise.  CSG expressly recognizes and agrees that any goodwill now existing or hereafter created through any use of the Customer Content or Merchandise or any related services performed in association therewith shall inure to the sole and exclusive benefit of Customer and/or its Affiliates and licensors.

CSG shall immediately cease using and within a reasonable time destroy or purge, and shall cause Media, its Affiliates and other agents to cease using and destroy or purge, the Customer Content and/or Merchandise upon expiration or termination of this Agreement for any reason or no reason whatsoever and shall, upon written request by Customer, certify such cessation and destruction or purging of the data to Customer.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG expressly recognizes and acknowledges that this EXHIBIT A-6, as well as any past use by CSG, Media, its Affiliates and/or their agents of the Customer Content in any manner whatsoever or in any form whatsoever shall not confer upon CSG, Media, its Affiliates and/or their agents any proprietary or other rights, or title or interest in, to or under any of the Customer Content and/or Merchandise, including, without limitation, any existing or future goodwill in any of the Customer Content and/or Merchandise.

12.   Fees

The fees applicable to Customer’s access to and use and CSG’s provision of the Ascendon System and provision and performance of the Ascendon SaaS Services shall be set forth in either (a) an Ascendon SOW executed by Customer and CSG or (b) Section XV. under CSG SERVICES of SCHEDULE F of the Agreement, with specific reference in the applicable Ascendon SOW as to which such fees apply. In addition, if as identified in an Ascendon SOW an Ascendon Service is integrated or made available with a Product or Service that is not the Ascendon System or Ascendon Services, the fees may also be included in another section of SCHEDULE F of the Agreement that corresponds to such Product or Service that is not the Ascendon System or Ascendon Services.

13.  *********** ********* *** ********

Without limitation of the *********** ********* *** ******** set forth in SCHEDULE G, “*********** ********* *** ********” of the Agreement, the following *********** ********* *** ******** shall also apply with respect to the provision of the Ascendon System and related Services:

1.     Definitions

“Excluded Problems” means *************, *********** or ******** that are the ****** of (a) ********* **** or ********* of ******** or its *********, ***********, or ******, including, but not limited, to the ********** of such **** or ********* that CSG has ******** such ******* in ******* *** ** ******* or **** ** *******, as applicable; (b) ******* or *********** of Customer Systems or Third Party Systems not provided or approved in writing (email is sufficient) by CSG; (c) ********* ***********; (d) the ******* ** ***** at the ******** of Customer; (e) ***** *******; or (f) as provided in paragraphs (i) through (v) of Section 5 of this EXHIBIT A-6.

“Interrupted Service Time” means the ****** ** ******* in a ******* ****** during which ******** *********** * ******* ************.  The ****** ** ******* of a ******* ************ shall be ******** beginning on the **** and **** that a ******* ************ is ******** on a ******* ****** or ******** ** the ********** ******** and ending upon the ******** of the (a) **** and **** when the ******* ************ has been ******** (including ********** ******** through the ********** ********); and (b) **** and **** when the ******* ******** on the ******* ****** has been ********** to a ***************** Level *-*********** in accordance with SCHEDULE I, “Support Services” of the Agreement.

“Interruption Time Percentage” is equal to (a) the *********** ******* **** for a given ******* ****** **** the *********** *********** ******* for such ******* ******, ******* by (b) the ****** ************, as expressed in number of ******* for that ******* ******.

“Monitoring Software” means the internal software and/or third party service that ********* ************ for purpose of determining the ************ of the Ascendon System.

“Permissible Interrupted Minutes” means the number of ******* for a given ******* ****** the Ascendon System may experience a ******* ************ before a ******* ************ ****** is due.  The *********** *********** ******* is equal to the (a) ***** ********* ******* ********* in a ******* ****** **** (b) the product of ***** ********* ******* ********** by ****%.

“Qualified Revenue Stream” means the ********* ****** of *********** **** identified as the “********* ******* ******” in an ******** ******** *** billed to Customer in a ******* ****** affected by a ******* ************.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“Scheduled Maintenance” means the qualifying (in accordance with the second sentence of this “Scheduled Maintenance” definition) time the Ascendon System is *** ********* ** Consumers, during which CSG will provide maintenance on such system.  To qualify as Scheduled Maintenance time, (i) CSG must have provided ******** ****** of **** ******** *** **** **** *********** (**) ***** prior to the commencement thereof (excluding the ***** and ***** of the ******** ****** ********* ******* identified in Section **(*)(*) below); (ii) such maintenance time must occur during *********** ******* ******** and (iii) such maintenance time must not ******, on an ********* *****, **** (*) ***** in a particular ******* ******.

“Service Interruption” means the occurrence of a ***************** ***** **********, or ***************** ***** ********* issue (each as defined in SCHEDULE I, “Support Services” of the Agreement), excluding such occurrences resulting from an ******** *******.

“Service Interruption Credit” means, with respect to a given ******* ******, the ******* of the (a) ********* ******* ****** of an affected ******** *** received by CSG during such ******* ****** ********** by (b) the ************ **** **********.

“Service Ticket” means a service request (and documentation thereof) reported to or otherwise discovered by the International Support Desk (f/k/a the Solution Support Center).  CSG will ensure that such requests are documented and marked with the date and time the request was reported to or otherwise discovered by the Solution Support Center and with the date and time that the applicable problem was resolved.

“System Availability” means the time in a given ******* ****** (expressed in ******* or as a **********) the ********** *********** of the Ascendon System is ********* ** Consumers or Customer, excluding ********* ***********.

“Total Available Minutes” means (a) the ***** ******* ********* in a given ******* ****** (i.e., number of **** in ******* ****** ********** by (b) ***** (**), ********** ***** by (c) *********** (**)).

2.   Without limitation of the *********** ********* and ******** set forth in SCHEDULE * of the Agreement, the following *********** ********* and ******** shall also apply with respect to the provision of the Ascendon System and related Services:

a.        Ascendon System ********** *********** ****** ************

(i)

On and after the ******* **** of an ******** ***, CSG shall provide ****** ************ of ****% in respect of those ********** of the ********** *********** of the Ascendon System made available under such Ascendon SOW that are accessible to (A) Consumers and (B) Customer (as measured over a ******* ******) (the “Ascendon ************ ***”).

(ii)

Excluded Problems (as defined in this Section 13 of this EXHIBIT A-6) ***** *** ***** toward the Ascendon ************ *** in any given ******* ******.  Customer acknowledges that any breach of the *********** ******** under this Section 13 shall not, by itself, constitute a breach of any other *********** ********* set forth in SCHEDULE * of the Agreement.

b.	Customer acknowledges that a breach of any other *********** ******** in this Schedule * shall not, by itself, result in a breach under the Ascendon System or Ascendon Service.
c.

Without limitation of but subject to the terms of Section 13(1) above, the following chart identifies ********* *********** for ********* ******** of the Ascendon System through ******** **, **** and the procedures for ********* ***********:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Description	********* *********** ***** * ******** ****	********	*********	******** ***** ******	Notes
Ascendon System ********* ********	********** ********** ********** ********** **********	**** (*) *****	***** ******* ** (**)	** ********** ****** ********

********* ******** ** *** ******** ****** ************ ******* ** ******* of ****** ******** for ********* ************* ******** ****** and ****** ************.  During an Ascendon System ********* *******, the Ascendon System will still ******* **** **************, ******* ****** and ******, ****** ********* and *********** ********.

The *********** ****** ****** for ********** **** in the event ***** ***** ******* or ****** *********** ******** **** **** than the ******** **** *******.

********* ***********	***	*** ** ****** ***** **** ********* *********	*** **** ***** ****** ** ******** ** ********* *** ********* (which may be provided via e-mail).	The ********* ******** under these circumstances will be ********* ** *** ********** *********.

14.          *********** ********

Without limitation of the *********** ********* and ******** set forth in Section 1 of EXHIBIT *** “*********** ********” of the Agreement, the following *********** ********* and ******** shall also apply with respect to the provision of the Ascendon System and Ascendon SaaS Services.

a.    Ascendon System ********** *********** ****** ************ ******

*** *** ******* ****** **** ******* ** ***** *** ******** *** ******* * ******* ****** ********* * ******* ************* *** ******* ***** ********* *** ****** ************ *** *** ******* ****** ** *********  ** *** ***** ** ******* *** ******** ************ *** *** *** ***** ******* ****** ****** ** ******** ***** ***** *** ***** ******* * ******* ************ ****** ***** ** *** ******* *************  ** **** ** ****** *** ***** ********* *** ******* ************ ******* ***** ** ******* *** ******** ****** *** ******** ******** ****** ********* ***** **** ********* *** ***** *** ****** ******* ** *** ********* ******* ******** *****  *** ********* ***** ** ********** **** *** ********* ****** *** ***** ******* ** ******* *** ******** ************ ****  *** ****** ********* ** *** ** *** ******* ********* ** ******** ********* **** *** ******** ************ *** ***** **** ** ******* ** ** ******* *** *** ******** ****** ** ******** **** *********  ** ********* *** ****** ********* ** *** ** *** ******* ********* ** ******** ********* **** * *********** ****** *** *** ******* ** ******* ***** **** *** ******** ****** ** ******** **** ******** ***** *** ** ******* ******* ** ******* *** *** ******** ****** ** ******** **** *********  *** ******** ****** ********* ** *** *** **** ** ******* ******* *** ****** ********* ** *********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

15.  Intentionally Deleted.

16.  Ascendon SaaS Services as **** *

SCHEDULE H, of the Agreement “CSG Systems, Inc. Business Continuity/Disaster Recovery Plan” is hereby amended to add the Ascendon SaaS Services to the list of **** * services.

17.  Intentionally Deleted.

18.  Export Approved Products and Export Approved Countries

SCHEDULE C, of the Agreement “Export Approved Products And Export Approved Countries” is hereby amended to add the following Products:

********* **** ****** (web-enabled) of Ascendon System

******** ******* ****** (web-enabled) of Ascendon System

********** ****** (web-enabled) of Ascendon System

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Appendix A

General Description – Ascendon System, Ascendon Services and Third Party Products

The Ascendon System is packaged as a set of ******** ****** ******* that provide their capabilities through a set of ******** *** ******** to ******** **** ************ and/or ******** ************ / ******** *****.  The specific Ascendon System configuration made available by CSG to Customer shall be as set forth in each Ascendon SOW. The Ascendon System is more specifically defined in the Documentation but shall at a minimum include the following features and functionality.

******** ****** *******:

****** **********

******** ************** * ****** ******* (***) ********* ****** ******

*** ****** ******* (***) ******** ************** ********* ****** ******** ********* *** ******* ** ************ **** ********* ******* *** *********** ********  **** ********* ************** ********* ******* *** ******* ** ******** ********** ** ** *********** ******** ******* ******** ****** ******** *** ******** ** ******* ** ******** ******** ******** ** *** *********  **** *** ******** ************** * ****** ******* (***) ********* ****** ****** ********* *** ******** *** ******** ************** ******* ** ********** * ****** ******** ****** *** ******** *********.

******** ************** – ********** ***** ****** ******

*** ******** ************** * ********* ********** ***** ******** *** ******* ** ***** ******** ***********  *** ******** ************** * ********* ********** ***** ******* * ******** ** ****** ****** ****** **** ********** ******** ************ ********* ******** *** ********.

******** ******* *********** ****** ******

*** ******** ******* *********** ****** ****** ******** ******** **** *** ********** ** ***** ********** ******* ******** ********* ************ ******** ****** ***** **** ******* ************ ************ ******* *** ******* ** ******* ******** ****** ***********.

********* ********** ****** ******

*** ********* ********** ****** ****** ******** *** ******* ** ****** ************ ****** ************* ****** ** ******* ******* * “******” ******* *** *********** “*****” *********  *** ********* ********** ****** ****** ******* (*) ******* ********* ** ****** **** (******** ***** ** ******** ********), (*) *** “******” ******** *** “*****” ********(*) ** ***** *** ****** * ****** *** ** ************ *** ************* ****** * ********* ***** **** ************ ********* *** (*) * “*****” ******** ** **** **************** ********* **** *** “******” ******** ********* ********.

****** ********** – ****** ************ *** ********** ****** ******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*** ****** ************ *** ********** ****** ****** ******** *** ******* ** ******* ****** ************** *** *************  **** ********* ********* *** ****** ******** (**** ** ****** ************ ******) ***** ** ****** *********  ** ********* ******** *** ******* *** *********** *** ********* ** ******** ******* ** ** *******.

************ ****** ******

*** ************ ****** ****** ******* *** ******* ** ******** ************* ********* ********* ************* ******** *** **********  *** ************ ****** ****** ****** * ********** ************ *** ** ******* ** ******** *** ******* ***** ************ ****** ** ********** ****** ******** *** ****** ****** ** ********.

******* ****** ****** ******

*** ******* ****** ****** ****** ******* *** ******* ** ******* ****** (***** ******** *******) ************* ********* ********* ************* ******** *** ********** ** **** ** ******* ****** *******  *** ******* ****** ****** ****** * ********** ************ *** ** ******* ** ******** *** ******* ***** ************ ****** ** ********** ****** ******** *** ****** ****** ** ********.

*********** *************** ******* ****** ******

*** ************ *************** ******* ****** ****** *********** *** ************ ** ************ ******* ********* ********  *** ************ *************** ******* ****** ******* ****** *** ******** ****** ** ********* ************ ********* **** ***** ***** ******** *** *** ******** ****** ** ***** ** *********** **** *** ** ********** ** * ***** ***** ******.

************ ********** ****** ******

*** ************ ********** ****** ****** ******* ********* ******* ** ********* ************* *** ******** ************* *********** *********** *** ************* ** **************  *** ************ ********** ****** ****** ***** **** *** ******* ****** ****** ****** ** ******* ******** *** ****** ** ******* ******* **** ** * ************ *** *** ******** ******** ** ******* ******* *** ************ ********.

******* **********

******* *** ******* ******* ******

*** ******* *** ******* ******* ****** ******* *** ********** *** ********** ** ********* ******* ********* ********* ********* ******** ********** *** ** ******** *** ******** ****** ******** *** ********.

******* ********** – ******* ********* ****** *** ******* ****** ******

*** ******* ********** – ******* ********* ****** *** ******* ****** ****** ******* *** ********** *** ********** ** ** ****** ***** ******** *** ******** ********* ***** **** *********** *********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

***** ******* ******** *** ***** *** *** ******** ** ******* ** * ******* ******** ******* (***).

******* ********** * *** ******* ****** ******

*** ******* ********** * ******* ****** ********** (***) ****** ****** ********** **** ***** ***** *** ******* ****** ** ******* ******* ********** *** ******* ******** ** ******** *** ************ **** ******* *** ************ ** ******* ********  *** *** ****** ****** ****** ******* ******* ** ** *********** ********* *** ******** * ***** ******** *** ** *********** *** * ******** ** ****** *** **** *** ********* ********  *** ********* ******** ******** *** ************* ********* ********* ********* *** ********.

******** **********

********* ***** ****** ****** ******

*** ********* ***** ****** ****** ****** (***** “********”) ******* ** ********** *** ** ******* *********** ** ** ********** **** *** ******** ****** ******** ************* *** ********** ***** ** ********** **** ******** ******* *************  ** ******** *** ********* ***** ****** ****** ****** ****** *** *** ******* *** ********** ** ***** ***** *** ****** ***** *** ******* ** *** *****.

****** ******* ****** ****** (******)

*** ****** ****** ******* ****** ****** ****** *** ******* ********* ** *** ********* ***** ****** ** **** ** * ********** ****** ******* ** ********** **** **** ********** ***********.

****** ******* ****** ****** (******** ****** ***)

*** ******** ****** *** *** ****** ******* ****** ****** ****** *** ******* ********* ** *** ********* ***** ****** ** ** ****** ** * ********** *** **** ** ********** **** **** ********** ***********.

******** ****** ****** –******* * ******

*** ******** ****** ****** ********* ******** ****** ******** **** ******** **** ***** ****** **** *** ********* **** (********, “*******”).  *** ***** ******* *** **** ******** ******* ******** ** ******** **** *** ******* ********* *** **** ******* *** ******* ******** **** ** *********** ** ********** ****** ****** ******** *** * ********* ***** *********** ***** ** ********* ** ******** ***** ** ******** *** ***** *** *** *** *********** *** *** ***** ** ******* *(*)(*) ** ***** **** ** ******* ** ******** “******** ****** *** ******** **** ********” ***** “*** ********” ** ******** * ** *** *********.

******** ************ **** ** ** *********** ** ********* *** ********* *** *** ******** ** ********** **** ********** *** ** *** ******** ****** *** ** **** ******* *** ***** **** *** ** *** ********** *** *********.

****** ******* ****** ****** ********** – ****** ******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*** ****** ******* ****** ****** ********** ****** ****** ********** *** *** ******** **** *** ***** ***** ********* ********* ******* ********* ******** *** ********  *** ******** ****** ********* ******** ****** ****** ********** **** ***** ** *** ********** ****** **** ****** ***** *** **** *****  *** ****** ******* ****** ****** ********** ****** ****** ******* *** ******** ** ******* * ********** ********* ******** ****** ******* *** ********* ******** ************** ********* ** ******* ******** ************ ******* *** *********** ******** ******* ********.

******* ********* ******* ****** ******

*** ******* ********* ******* ****** ****** ********* ******** ** *********** ** ***** ******* ********* ******* ******* (********** *********** ***********) *** ********* *** ****** ****** **** ******* **********.  ******** ************ *** *** **** ****** ** ******** ****** *** ******* ********* ******* ****** ****** ** ******* *** ******* ********* ******* ******* ** ********* * ****** *********** (*** *** *** ******* ******* ******* (** ********* ** **** ******* *********** ********* ** *** ********* (******** * *******) ******** ** *** ******* (*** “**** *********”)) ** ********** ****** **** ********** *******(*).  *** ******* ********* ******* ****** ****** ******** ******** *********** ** ****** **** *********** ****** ******** ******* *** ******** ****** *** ********** ****** **** ********** *******.  **** ****** ********** ** ********* ** ********* ****** ***** *** ****** ****** **** ************ *** ******* ** ***** **** *** ********** ********** ******** **** (*** “******* ********* ******* *******”).  ** ******** ** ** ******** **** *** **** ******* *** ******* ********* ******* ******* ** ******** ** **** ** *** ******** ********; ******** ******** **** ********* * ****** ************ **** * ******** *****  *********** **** *** ********* ** *** *** ************** ********* ****** *** ******* ************ (*** ******** **** *** ********* *** ******* ************ **** *** ***** ***** ** ** ************* *** ********* ** *** **** ***********) ********* *** ********* ******* *** ******* ********* ******* ******* *** *********** ****** ***** ***** *** ******* ******** (“******* ***********”).

***** ********** ******* ****** ******

*** ***** ********** ******* ****** ****** ******** * ******** ****** ****** *** **** ********* *** ********** ***** **** ******* ** ******** *******.

************* **********

************* *** ***** ********** ****** ******

*** ************* *** ***** ********** ****** ****** ******** *** ******* ** ******* ******* *** ****** ******* ********* *********** ******* *** ****** ***** ************ ******** ** ******** ******** ******** ******* ******** ******.

************* (********) ****** ******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*** ************* (********) ****** ****** ******** *** ******* ** ******* ******* *** ****** ******* ************ ** ******* ****** *** ******** ********* *** ****** ***** ************ ******** ** ******** ******** ******** ******* ******** ******.

****** ********** ****** ******

*** ****** ********** ****** ****** ******* *** ********** ** ****** *** ********** ****** ********* ********** ** ********* ****** ****** ******** ***** *** ******** ******** *** ******* ***** ** ******** ******** ********.

******** *** ********

****** ** *** ********** ******** ************ ** *** ******** ****** ******* ** ******** ******* * *** ** ****** *** ******** ******* ******* *** ****** ******** *** ******** ******* * **** ******** ******* **** **********.

*** ********** *** ******* *** ********** ********** *** ******* ******* *** ******** ** ******* *** ******** ********* ******* * ****** ******* *********** ***.

*** ******* ******* *** ******* ******** ******* *********** ** ******* ******* ******** ******* ****** ******* *********** ***.

******** **** ************

******** ***********

*** ********* ** * ************* **** ** ******** *** ******** ******** *********** ******** *** ****** ****** ** ** *** ** **** ******** **** ******** ***** ******* ****  *** ******** ******** *********** ********* ** ******** ***** ** ********** ** *** ********** ******** ***.

***** ******** ********** * ******

***** ******** ********** * ****** ** ** ***** ********** ********** ********* *** * ****** ******* ********** **** ******** ******** ********** *** *************** ********** ** ******** ************ ******** *** ********** ** ******* ************ ******** (*** ****** ********* ******** ****), ***** ****** *** ****** ********** ******** *** * ***************** *******  *** ***** ******** ********** – ****** ** **** ********* ** ********* “*******” (***** * ******** *** ** ************ ************ ******* *** ***** ********** **********), ***** ******* *** ** *********** ********** **** ********** ******* ** *** ** ******** ** ********* **** ** ****** * ****** ******** *******.

***** ******* *** ******* ***** ******* *** ****** – ******

*** ***** ***** ******* *** ******* ***** ******* *** ****** – ****** ********* *** ****** ******* ***** ****** *** ****************** **** *** ******* ***********  *** ***** ******* *** ****** *** ******* *** ******** ******** ********* ****** ********* ******* *** **** ****** ********** ********* *** ********** **** ******** ******* ****** *******  *** ***** ****** *** ****** ******** *** ********* *** ******** *** ******* **********.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

***** ******** ********** – ****** * ****

***** ******** ********** – ****** * **** ** ** ***** ********** ********** ********* *** ****** *** **** ******** ****** *** **** ************* *** ***** ******** ********** * ****** * **** ******** ******** ********** *** *************** ********** ** ******** ************ ******** *** ********** ** ******* ************ ******** (*** ****** ********* ******** ****), ***** ****** *** ******.

****** ******** ****** * **** ***** ************** ******* ***********

*** ****** ******** ****** * **** ***** ************** ******* *********** ** * ****** *** ************  *** ****** ******** ****** * **** ***** ************** ******* *********** ******** ********** ************ *** ******* ************* ******** ******** ***** ***** ******** ****** ************* ********* *** ******** ******** ** ******* ******* ** ** ****** *** **** **** **** *** ****** *** ******* **** ********* *** *** ****** ***********  *** ****** ******** ****** * **** ***** ************** ******* *********** ** ********* *** *** **** ********* ******* *** ********* ********* (** ******* ********* ** *** *************). ********** ** *** ****** ******** ****** * **** ***** ************** ******* *********** ******** ******** ** ** *** ****** **** ** ******.

****** ******** ****** ******* ******* * ****** ***** ************** ******* ***********

*** ****** ******** ****** ******* ******* * ****** ***** ************** ******* *********** ** * ****** ******* *********** *** *************** ****** ****** *** ********  *** ****** ******** ****** ******* ******* * ****** ***** ************** ******* *********** ******** ********** ************ *** ******* ************* ******** ******** ***** ***** ******** ****** ************* ******** (*** ****** ****** *** ******** **** *** ** ****** ******* *******), ********* *** ******** ******** ** ******* ******* ** ** ******* ******* *** ****** **** **** *** ****** *** ******* **** ********* *** *** ****** *********** *** ****** ******** ****** ******* ******* * ****** ***** ************** ******* *********** ** ********* *** *** **** ********* ******* *** ********* ********* (** ********* ** *** *************).  ********** ** *** ****** ******** ****** ******* ******* * ****** ***** ************** ******* *********** ******** ******** ** ** *** ****** **** ** ****** ****

**** ****** ************

******** **** ******

******** **** ****** ** * ********* *********** **** ******** *** ********** ***** ** ********* ***** ******** ************ **** * ***** **** ** *** ********** ************ **** ******** *** *** ********** *** * *** ** ******** **** ************* ********** *** *** ******* *** ****** *********** ********* *********** ******** ******** ******* ******** ****** *********** ******** ************ *** ******* **********  ****** ** *** ******** **** ****** ** ******** ******.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

******* ******* ******

******* ******* ****** ** * ********* *********** **** ******** *** ********** ***** ** ********* ***** ******** ************ ** ********* *** ****** ******** ******* *** ************ ********** ** ****** ****** ** ***** *********.

********* ******

********* ****** ** * ********* *********** **** ******** ********** ***** ** *** ********* ***** ******** *********** **** *********** *********.

***** ***** ********:

********

****** *** ************** ***** (** ** ******** ** *** *********** ** ********** ****** ****** ******** *** * ******** ** ********** ** ******** ******** *** *** *)

*** ******* ******

********* *** ******** ******* *******

****** *** ******* ******** ********** ** * ******* *** **** ********** *** ********** ***(*) ** * ****** *** *** ******* ******.

****** *** ******* *** *** *** (******* ******)

****** *** ******* *** *** ******* (******* ******)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT B

Form of Section XV. under CSG SERVICES of SCHEDULE F

Ascendon System and Ascendon SaaS Services

CSG SERVICES

XV. Ascendon System and Ascendon SaaS Services

This Section XV. specifies the fees applicable to the (a) **** ******** ******* ******** (as defined below), (b) ******* ************* ********** (as defined below), which utilizes the **** ******** ******* ********, and (c) the **** ******** *** ***** ******** (as defined below).

Customer may use the **** ******** ******* ******** (with appropriate configuration changes, as prescribed below) in connection with Customer Services by executing one or more Ascendon SOW(s) with CSG (the initial Customer Ascendon Solution that utilizes the **** ******** ******* ******** is hereafter referred to as the “******* ************* **********”).  CSG and Customer agree that *** **** **** ********** to a ******** ******** ******** that utilizes on** *** ******** ******** ** *** **** ******** ******* ******** will be the ********** **** specified in ***** **** ***** *** *** ************ *****.

Chart XV-1 also specifies the fees applicable to the **** ******** *** ***** ********, which platform supports the **** ** ********** ************ (***) ******** ********.  CSG and Customer agree that *** **** **** ********** to a ******** ******** ******** that utilizes **** *** ******** ******** ** *** **** ******** *** ***** ******** will be the ********** **** specified in ***** **** ***** *** *** ************ *****.

Customer acknowledges that the deployment of the **** ******** ******* ********, ******* ************* ********** and **** ******** *** ***** ******** requires CSG to perform ******** ************ ******** and/or ***, as applicable, and that such ******** ************ ******** **** or *** **** will be invoiced to Customer, in each case as prescribed by the applicable Ascendon SOW and in accordance with the applicable fees specified in ***** **** *****.

Ascendon Fees - Definitions

“Activation” means the first point in time when an application that uses the Mobile DRM Porting Kit first receives or transmits a piece of digital content that has been encrypted with DRM.

“******** *** Services” means services performed by CSG on the Ascendon System’s hardware, databases and environments in support of Customer’s use or deployment of the Ascendon System and Ascendon Services. ******** *** Services are subject to the *** Services **** provided in SCHEDULE * of the Agreement.  Examples of ******** *** Services include but are not limited to: ************** ******* *********** ********** ******* *** *** *******.

“Ascendon Element” means a module, application, functionality, ******** *** ******* or service of the Ascendon System and/or Ascendon Services other than a ******** ********** or ******** ********.

“******** ******” means the ***** ********* ***** of *********** as measured by *** ***** ** *********** ******** ** * ******** on such *********** (********* *********** ***** *** ******** *** ******** ****) that is processed by the Ascendon System with or through any payment instrument or method then configured under an effective Ascendon SOW, as ******** in **** ******* during a ******* ******* *** ** the ****** of any *********** and *******. For purposes of calculating the ******** ******, the ***** of *********** ******** to a ******** will ******* ******* ** *********** ******** *********** ******* or any other ******** ******** ** **** ******** as configured in the Ascendon System.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“**** ******* Transaction” means a transaction processed by the Ascendon System whereby a Consumer ******* ****** ********* ****** ** ********* of a ******** ******* or receives other access to a ******** ******* ** ** ****** ** the Consumer for the service in question or a ***** ****** ** ******.

“************ Transaction” means a transaction processed by the Ascendon System whereby a Consumer ******* ****** ********* ****** ** ********* a ******** ******* for which the ************* **** by such Consumer for such ******** ******* is processed by or through a ***** ***** ********* ********* ******** ***** than the Ascendon System, such as, by way of example only, ****** ****** **** ****** **** ** **** ****.

“***** ********** Transaction” means a **** ******* Transaction, ************ Transaction and a ********** **** Transaction.

“******************* ****” means a ******* ***** payable to CSG based on the ******** ******.

“********** **** Transaction” means the processing by the Ascendon System of a ******** ********** *********** to either (a) ******** a ********** or ****** **** or (b) ******* Customer’s ********** (i.e., through the ******** **** ******) of a ********** or ****** ****.

“SaaS Operations Services” means those hosting, IT and hardware administration and network security services performed by CSG, including, but not limited to, server and operating system monitoring, environment monitoring and maintenance, environment validation, penetration testing, database monitoring, PCI certification, SSAE 16 SOR and any certification or self-certification (if applicable), under the Successor US-EU Transfer Framework.

Ascendon Fees – Fee Chart XV-1 (Notes 1, 2 and 32)

Description of Item/Unit of Measure	Frequency	Fee
A. ******** ************** * ******** ****** * ****** **** (Note 3 – Note 4)
1. ************** *** (Note 3 and Note 5)
(a) **** ******** ******* ******** (Note 5)	********	$**********
(b) **** ******** *** ***** ******** (Note 5)	********	$**********
2.******** ******** ****** **** (Note 6 and Note 7)
(a) **** ******** ******* ******** (Note 6)	*******	$*********
(b) **** ******** *** ***** ******** (Note 6 and Note 8)	*******	$*********
3.****** **** (Note 9 and 10)
(a) ***** ******** ********** – ****** (Note 11)	********	$*********
(b) ***** ****** *** ******* ***** ******* *** ****** –******	********	$**********
(c) ***** ******** ********** – ****** * **** *** ****** ******** ****** * **** ***** ************** ******* *********** (Note 12)	********	$**********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Description of Item/Unit of Measure	Frequency	Fee
(d) ****** ******** ****** ******* ************** ***** ************** ******* *********** (Note 13 and Note 14)	********	$**********
(e) *** ****** ****** ****** **** – *** ********** *** (Note 15 and 16)	********	$*********
(f) ***** *** ** ****** (Note 17)	********	$******
B. ******** *********** **** (Note 18)
1.******************* **** (Notes 19-20)	*******	******** ****** *** ******* ****** (US$)	*** ***** **********
		$**$****	****%
		$*****$****	****%
		$*****$*****	****%
		$******$*****	****%
		****** **** $*****	****%
2.******* ********* ******* ******* *** ******** (*** ***********) (Note 21 and Note 22)	*** ***********	$******
3.***** ********** *********** *** (Note 23)	*** ***********	$******
C. ******** *********** **** *** **** ****
1. *** ** ****** ***
(a) * ******* *** *** (Note 24)	*******	******** ********** *** ******** ***** ****
(b) ********** *** ** (Note 24)	*******	$********
2. **** ****** *********** **** **** (Note 25)
(a) ******** **** ****** (** ** **** ******* *********** (***) *****) (Note 25)	**** **	** ********** ***
(b) ******* ******* ****** (** ** **** ******* *********** (***) *****) (Note 25)	**** **	** ********** ***
(c) ********* ****** (** ** **** ******* *********** (***) *****) (Note 25)	**** **	** ********** ***
D. ***** ***** ****
1. ****** *** ******* *** *** *** (******* ******) *** ******* (******* ****** (Note 26)	********	$**********
2. ****** *** ******* *** ****** *********** *** (******* ****** *** *** *** ******* ****** *** *******) (Note 27)	******	$*********
3. ****** *** ******* *** – *** *** ******* ******** *********** (********* ******** ****** ****) (Note 28)	*** **********	$****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Description of Item/Unit of Measure	Frequency	Fee
E. ***** ********
1. ************** ******** (Note 29)	*** *******
(a) ********* ******** (********* ******** ************ ********) (Note 30)	*** *******	*** ******* ** ***** *** ********
(1) ******* ************* ******** (Note 30)	*** *******	*** ******* ** ***** *** ********
(b) ********** ******** *** *************	*** *******	*** ******* **** ***** *** ********
(c) ******** *** ********	*** *******	*** ******* ** ***** *** ********
(d) ****** * *********** (Note 31)	*** *******	$*********
(e) ***** ******** ********** – ****** ******************* (Note 11)	*** *******	$*********
(f) ***** ******** ********** – ****** * **** *** ****** ******** ****** * **** ***** ************** ******* *********** (Note 12)	*** *******	$*********
(g) ****** ******** ****** ******* ************** ***** ************** ******* *********** (Note 14)	*** *******	$*********
(g) ***** ****** *** *********** (Note 17)	*** *******	$*******

Note 1: The fees set forth in Chart XV-1 above are the fees applicable to Customer’s deployment of the Ascendon System consistent with one or more of (a) *** **** ******** ******* ********, (b) *** ******* ************* **********, and (c) *** **** ******** *** ***** ********.  If Customer seeks to deploy a Customer Ascendon Solution that varies from one of the **** ******** ******* ********, ******* ************* ******** and/or **** ******** *** ***** ********, such deployed ******** ******** ******** *** ** subject to additional  fees (whether those set forth in ***** **** ***** for an identified ******** **********, ******** ******* or ***** ***** ******* or as agreed by the parties for a ************** ******** **********, ******** ******* or ***** ***** *******).

Note 2: Customer’s right to access and utilize the Ascendon System and Ascendon SaaS Services requires Customer to execute with CSG an Ascendon SOW under Exhibit A-6 of the Agreement. The fees applicable to a given Customer Ascendon Solution and related Ascendon SaaS Services shall be in accordance with the fees set forth in ***** ***** *****, and as may be further specified in such Ascendon SOW.

Note 3: An ************** ***, ******** ******** ****** *** and/or ****** **** for a given ******** ******** ******** (in each case if and as applicable as set forth in **** ***** **** or as prescribed pursuant to the accompanying Notes) shall be specified in an Ascendon SOW and invoiced to Customer as specified in such Ascendon SOW.

Note 4: If during an Ascendon Order Term Customer wishes to expand the Customer Ascendon Solution to include ********** ******** ********, ******** *********** or a ******** ******** not included or supported by the then-deployed ******** ******** ********, then the parties shall enter into an amendment or Change Order to the Agreement and/or applicable Ascendon SOW to reflect the actual Ascendon System functionality, Ascendon Services and Third Party Products to be used by Customer under such Ascendon SOW and to clarify the fees applicable thereto.

Note 5: A Customer Ascendon Solution may be subject to a ****** ******** ************** *** (“************** ***”). The ************** **** for the **** ******** ******* ******** and the **** ******** *** ***** ******** will be as specified in ***** ***** *****. If applicable, an ************** *** will be invoiced to Customer as specified in an Ascendon SOW.

Note 6: An Ascendon SOW may specify payment of a fee for Customer’s right to access and utilize the ******** ******** ******** (** “******** ******** ****** ***”). The ******** ******** ****** *** for the **** ******** ******* ******** and the **** ******** *** ***** ******** will be as specified in ***** ***** *****. If applicable, the ******** ******** ****** *** will be invoiced to Customer commencing as of the date specified in an Ascendon SOW. Subject to Note 8 below, once the ******** ******** ****** *** is invoiced under an applicable Ascendon SOW, such ******** ******** ****** *** shall apply with respect to such Ascendon SOW so long as an Ascendon Order Term or Termination Assistance Period is in effect.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 7: A ******* ************* ********** that utilizes **** *** **** ******** ******* ******** and ** ***** ******** ******* *** ******** ** *** **** ******** ******* ******** will *** ** ******* a separate ******** ******** ****** ***.

Note 8: If the ******************* Fees payable by Customer to CSG in a given ******* ****** based on ******** ****** generated ****** **** *** **** ******** *** ***** ******** is in ****** of $********* for such ******* ******, then *** shall ***** for that ******* ****** the ******** ******** ****** *** applicable to the **** ******** *** ***** ********.

Note 9: ****** ****** Fees are payable in advance for each applicable ****** ****** Fee period during the Ascendon Order Term. If applicable, ****** Fees are invoiced to Customer as specified in an Ascendon SOW.

Note 10:  ******** *********** are not included in the **** ******** ******* ********, the ******* ************* ********** or **** ******** *** ***** ********, but can be added for the applicable ****** Fees and ******* Fees.

Note 11: If Customer elects to deploy the ***** ******** ********** – ******, CSG shall invoice Customer $********* to *************** such ******** ********** (which fee is in addition to the ****** Fee).

Note 12: If Customer elects to deploy the ***** ******** ********** – ****** * **** and ****** ******** ****** * **** ***** ************** ******* *********** CSG shall invoice Customer $********* to ***** such ******** *********** (which fee is in addition to the ****** Fee).

Note 13: This ******** ********** requires use of the ****** *** ******* *** (see Section *(*) – (*) of ***** ****) and is a ******* ******* *********** as provided in Section **(*) of Exhibit A-6 of this Agreement.

Note 14: If Customer elects to deploy the ****** ******** ****** ******* ************** ***** ************** ******* *********** CSG shall invoice Customer $********* to ***** such ******** ********** (which fee is in addition to the ****** Fee).

Note 15: *** ****** is not included in the **** ******** ******* ******** or the **** ******** *** ***** ********.

Note 16: ** ****** ****** fee of $********* shall apply *** ********** *** deployed under an Ascendon SOW (each, a “*** ****** ****** Fee”).

Note 17: If Customer elects to deploy the ***** ****** ******** ********** then CSG shall invoice Customer a $********** ************** *** for such ******** ********** (which fee is in addition to the ****** Fee).

Note 18: Transaction fees (“Transaction Fees”) are invoiced and payable for *** ********** transactions processed through the Ascendon System ** *** ********** ***********.  Except as otherwise noted for a given fee in an Ascendon SOW or these Notes, all Transaction Fees are invoiced on a ******* ****** ****** ** *******.

Note 19: ******************* Fees are assessed on *********** ********* through the Ascendon System in an amount equal to the ******** ****** for such ******* ****** ********** ** the applicable ******* ***** **********. The ******************* Fees are ******, meaning that the ***** $************ of ******** ****** in a given ******* ****** is subject to a *** and ******** ******* (***%) ******* *****, beginning at $************, the **** $************ of ******** ****** in such ******* ****** is subject to a *** ******* (*%) ******* *****, etc. ******************* **** are invoiced on a ******* ****** *****, ** *******. As provided in Note 23 below, a ******** ******* acquired by a Consumer pursuant to ** ***** ********** *********** is not subject to ******************* Fees or the ******* ******* *********** Fee.

Note 20: For purposes of determining the applicable ****(s) of ******************* Fees payable during the ******* ******, ******** ****** is ********** from *** ** the Ascendon SOWs executed, unless an Ascendon SOW ************ ******** such ***********.

Note 21: Customer shall have one or more separate agreements with card processors.  The ******* ********* and **** *********** **** and ***** ******* **** and b*** ********** **** *** *** ******** ** *** *** ******* to CSG for the Payment Processor Gateway Service for Ascendon Services (the “******* ******* *********** ***”) and are additional charges billed by third parties.  The Parties acknowledge that **** *** ******* ******* *********** *** shall be billed to Customer for the Ascendon Services, and ** ********** *** ******* ******* ******* *** (as defined in the **** *********) shall be billed on ********* ******** ******* ************ pursuant to the **** *********.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 22: Transaction types may include, but are not limited to, ****** and ***** **** ************* ********, *********, and ******* (***** *********** ******** *******, and ********) and ****** ********* *********, and *******.

Note 23: Customer shall pay CSG a fee of $**** per ***** ********** *********** (the “***** ********** *********** ***”). A ******** ******* acquired by a Consumer pursuant to an ***** ********** *********** is *** ******* to ******************* Fees or the ******* ******* *********** Fee.

Note 24:  CSG shall make available to Customer ***** (*) *** *** (the “******* *** ***”) in the *** *********** at ** ********** fee ********** the Ascendon Order Term.  Customer may request that CSG make available to Customer one or more ********** *** ***, which ********** *** *** shall be made available at a fee of $******** per ******** ***** (each, an “********** *** ** ****** ***”), subject to a mutually agreed amendment or Change Order to an Ascendon SOW or confirmatory emails confirming Customer’s request for an ********** *** ** exchanged by authorized employees of Customer and a CSG Vice President or above title (each as provided in the applicable Ascendon SOW). If applicable, an ********** *** ** ****** *** shall be invoiced to Customer effective as of the ***** *** ******** ******** ****** ** such ********** *** **, with the ***** ******* fee ***** ********, if and as applicable, based on such ***** *** ** ******.

Note 25: No separate fee shall apply for Customer’s right to utilize up to the following number of **** ***** ***** to the ******** **** ****** ************ specified in an Ascendon SOW: **** ******* *********** (***) ***** to the ******** **** ******, **** ******* *********** (***) ***** to the ******* ******* ******, and **** ******* *********** (***) ***** to the ********* ******.  If Customer requests to utilize **** ***** ***** in excess of the ***** specified in the previous sentence, Customer and CSG shall negotiate the applicable fees and specify such fees in the applicable Ascendon SOW(s).

Note 26:  In connection with Customer’s distribution during the Ascendon SOW Order Term (and any Termination Assistance Period) of any ******** *********** that utilize an ********** *** ****** ******* and a *** ******* ***, Customer shall pay a ******** *** ******* *** for the ****** *** ******* *** *** *** (******* ******) and ******* (******* ******). CSG shall invoice Customer the ************* ****** *** ******* *** ******* **** as of the ******** *** ********* **** of the first Ascendon SOW that includes such ****** *** ******* ****.

Note 27:  For each ****** *********** ****** during which Customer utilizes the ****** *** ******* **** during such ****** ******, Customer shall pay CSG an ****** *********** *** for the ****** *** ******* ****.  CSG shall invoice Customer the ***** ****** *********** **** as of the ******** *** ********* **** of the ***** ******** *** that includes the ****** *** ******* **** and ********** **** *********** **** as of the ****** *********** ******* ****, which **** will correspond to *** **** *** ************* ******* to the ********** ******* of such ****** *** ******* ****.

Note 28: Customer shall pay CSG on a ******* basis a ******** ******* per ********** of each ******** ********** (including a ****** ******** ********** and a ******** *********** using a ******** ****** ***) distributed by Customer that utilizes a ****** *** ******* *** and an ********** *** (collectively, the “*** ******* ******* ***”).  Customer acknowledges that the *** ******* ******* *** includes any ****** ******* due for the ****** *** ******* *** and the ********** *** for such ************. For the avoidance of doubt, ** *** ******* ******* *** is due on the ********** of a ******** ********** (********* * ******** *********** ***** * ******** ****** ***) that (a) ******** a ********* ******** ******************* *********** or (b) ******* a ******** ******************* ***********, in each case as ********** ********** by a Consumer.

Note 29: CSG shall provide the Ascendon Professional Services in connection with the Ascendon System and Ascendon SaaS Services at the applicable ********* ******** ****** **** set forth in CSG Services, Section *. of SCHEDULE *.  The ********* ****** of ***** of ******** ************ ******** required to ********* and ****** a ******** ******** ******** will be quoted based on Customer’s requirements and specified in each applicable Ascendon SOW.

Note 30: The ******** ************ ******** Fees estimated for Customer’s deployment of the ******* ************* ********** shall be as set forth in an Ascendon SOW.

Note 31: CSG will integrate the Ascendon System to ********** ****** ****** ******** *** * solution as set forth in an Ascendon SOW.

Note 32: For the avoidance of doubt, Customer shall *** *** any ******* or **** for ***** ************ related to any *********** between ******* and the Ascendon System or Ascendon Services.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

**** ******** ******* ******** – Defined

As used in this Section XV. under CSG SERVICES of this SCHEDULE F, the “**** ******** ******* ********” means the following ******** ****** *******, ******** *** ********, ******** **** ************, *** ***, ***** ***** ******** and ******* ********** configurations:

******** ****** *******

•	******** ************** * ****** ******* (***) ********* ****** ******
•	******** ******* *********** ****** ******
•	************ ****** ******
•	************ ********** ****** ******
•	******* *** ******* ******* ******
•	********* ***** ****** ****** ******
•	****** ******* ****** ****** (******)
•	****** ******* ****** ****** (******** ****** ***)
•	******** ****** ****** – ******* * ******
•	******* ********* ******* ****** ******
•	***** ********** ******* ****** ******
•	************* *** ***** ********** ****** ******

******** *** ********

•	******* ******* *** ********
•	********** ********** *** ********

******** **** ************

  ******** ***********

•	**** (******** **** *** *** *** ******** ****(*) *** ******** ************)

  **** ****** ************

•	******** **** ******
•	******* ******* ******
•	********* ******

*** ***********

The ********* ***** (*) *** ***:

•	***
•	****
•	**

***** ***** ********

•	******** – ****** *** ************** ****** (** ** ******** ** *** *********** ** ********** ****** ****** ******** *** * ******** as prescribed in proposed Ascendon SOW *** *)

********** ******* ***********

•	****** ****** ***** ***** *** ******

**** ******** *** ***** ******** – Defined

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

As used in this Section XV. under CSG SERVICES of this SCHEDULE F, the “**** ******** *** ***** ********” means all of the ******** ****** *******, ******** *** ********, ******** **** ************* *** **** ***** ***** ******** and ******* ********** ************** included in the **** ******** ******* ******** plus the following:

******** ****** *******

•	******** ************** – ********** ****** ******
•	********* ********** ****** ******
•	****** ********** – ****** ************ *** ********** ****** ******
•	******* ****** ****** ******
•	************ *************** ******* ****** ******
•	******* ********** – ******* ********* ****** *** ******* ****** ******
•	*** ******* ****** ******
•	************* (********) ****** ******
•	****** ********** ****** ******

******** **** ************

  ******** ***********

•	**** (******** *** ****** ** *** ******** ************ ** *** ********** ****)